UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
June 10, 2008

Date of Report (Date of earliest event reported)
OSI PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-15190	13-3159796

(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)
41 Pinelawn Road
Melville, NY 11747
(Address of principal executive offices)
(631) 962-2000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address,
if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On June 10, 2008, OSI Pharmaceuticals, Inc. (“OSI”) announced that it had provided an informational update on data from its two preclinical development compounds, PSN821, a novel, orally available agonist of the G-protein coupled receptor, GPR119, being developed for the treatment of type 2 diabetes and obesity, and PSN602, an oral dual serotonin and norepinephrine reuptake inhibitor and 5-HT1A agonist being developed for the treatment of obesity, at the annual meeting of the American Diabetes Association in San Francisco, California. A copy of the press release, dated June 10, 2008, is attached hereto as Exhibit 99.1.
     On June 19, 2008, OSI announced that it had initiated the first-in-human clinical study for PSN602. A copy of the press release, dated June 19, 2008, is attached hereto as Exhibit 99.2.
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release dated June 10, 2008.

99.2	Press Release dated June 19, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 20, 2008	OSI PHARMACEUTICALS, INC.

	By:	/s/ Barbara A. Wood Barbara A. Wood
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated June 10, 2008.

99.2	Press Release dated June 19, 2008.